UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2020

Benefytt Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Health Insurance Innovations, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	BFYT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e): Approval of Performance Bonus

On March 5, 2020, the Compensation Committee of the Board of Directors of Benefytt Technologies, Inc., formerly known as Health Insurance Innovations, Inc. (the “Company”), approved the payment of a 2019 performance bonus of $1,200,000 to Gavin D. Southwell, the Company’s Chief Executive Officer and President. The bonus will be paid under the Company’s annual management incentive cash bonus program.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Certificate of Incorporation

On March 3, 2020, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the company’s Amended and Restated Certificate of Incorporation changing the Company’s corporate name from Health Insurance Innovations, Inc. to Benefytt Technologies, Inc. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment and Restatement of By-Laws

In addition, the Company amended and restated its Amended and Restated Bylaws, effective as of March 6, 2020, to reflect the above-described corporate name change. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Related Matters

In connection with its name change, the Company also took the following steps:

● Obtained a new CUSIP number for its Class A common stock, which is 08182C 106, and

● Changed its trading symbol on the Nasdaq Global Market from “HIIQ” to “BFYT” effective as of March 6, 2020.

Item 7.01.	Regulation FD Disclosure.

On March 6, 2020, the Company issued a press release announcing the above-described corporate name change. A copy of the press release is filed as Exhibit 99.1 hereto.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

3.2	Second Amended and Restated Bylaws of Benefytt Technologies, Inc.

99.1	Press Release, dated March 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFYTT TECHNOLOGIES, INC.

By:	/s/ Erik Helding
Name:	Erik Helding
Title:	Chief Financial Officer

Date: March 6, 2020